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                                                                    EXHIBIT 10.1



                   FIRST AMENDMENT TO MULTI-PLEX THEATER LEASE



        1.     Parties.

        This First Amendment ("First Amendment") to the Multi-Plex Theater Lease, dated for identification purposes December 10, 1998 is made by and between MDA-SAN BERNARDINO ASSOCIATES, L.L.C., a Delaware limited liability company ("Landlord"), and CINEMASTAR LUXURY THEATERS, INC., a Delaware corporation ("Tenant"), with reference to that certain Multi-Plex Theater Lease (the "Lease"), dated December 20, 1996, between Landlord and Tenant. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as in the Lease.

        2.     Recitals.

               2.1. In order to provide Landlord with assurances that Tenant is financially able to commence and complete Tenant's obligations under the Lease with respect to construction of the Building and installation of FF&E, Section
2.3 of the Lease required that Tenant provide to Landlord, among other things, a FF&E Commitment, a First LC and a Second LC (collectively, "Tenant's Work Assurances"). Landlord and Tenant desire to amend Section 2.3 of the Lease by substituting for Tenant's Work Assurances the requirement that Tenant deliver one unconditional and irrevocable letter of credit in the amount of Two Million Dollars ($2,000,000), on the terms and conditions contained herein.

               2.2. Exhibit "C" of the Lease (the "Construction Provisions Agreement") sets forth, among other things, the procedures for disbursement of the Tenant Improvement Allowance relating to Tenant's Work. Section 2.2.5 of the Construction Provisions Agreement provides that in the event that any construction or other Mortgagee of Landlord requires any further or different procedures, Tenant agrees to comply with same, so long as the general timing and terms for payment are reasonably consistent with Section 2.2.2.1 of the Construction Provisions Agreement. Landlord's Mortgagees have required certain other procedures. Therefore, Landlord and Tenant desire to amend Section 2.2.2 of the Construction Provisions Agreement, on the terms and conditions contained herein.

               2.3. At the time Landlord and Tenant executed the Lease, certain exhibits were not available for incorporation into the Lease. The exhibits are now available, and Landlord and Tenant desire to also amend the Lease to add and incorporate such exhibits.


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               2.4. On December 1, 1998, Tenant re-incorporated as a Delaware corporation pursuant to a merger agreement, dated as of December 1, 1998, which included ratification of existing obligations. Tenant hereby confirms that such ratification extends to the Lease.

        3.     Amendment.

        For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

               3.1. Section 1.1(b) of the Lease is deleted and the following provision is substituted in its place:

               "(b) Rental Commencement Date: Two Hundred Fifty-Four (254) days after the "Delivery Date" (as defined in Section 3.1)."

               3.2. Section 2.3 of the Lease is deleted and the following is substituted in its place:

               "2.3 Tenant covenants that it shall contribute not less than $1,000,000 in cash towards payment of Tenant's Work (provided, however, Tenant may encumber the FF&E purchased with such funds by a loan ("FF&E Loan") made by an institutional lender ("FF&E Lender"), in a principal amount not to exceed $1 Million, the proceeds of which are used solely to purchase and install a portion of the FF&E, subject to the terms of Section 13.2 below). In order to provide Landlord with assurances that Tenant shall be financially able to commence and complete Tenant's obligations with respect to construction of the Building and installation of FF&E, Tenant shall do each of the following as and when required below:

               (a) Concurrently with execution of this First Amendment, Tenant shall deliver to Landlord, at Tenant's sole cost and expense, an unconditional and irrevocable letter of credit in the amount of Two Million Dollars ($2,000,000) (the "$2 Million LC") in the form attached hereto as Exhibit "1", issued by a national banking association approved by Landlord, with an expiration date not sooner than one (1) year from issuance, automatically renewable for successive one-year periods unless notice is given by the issuer to Landlord at least sixty (60) days prior to expiration (with any non-renewal entitling Landlord to draw down on the $2 Million LC if no substitute letter of credit has been delivered to Landlord on or before at least thirty (30) days prior to the expiration date), made payable to Landlord or Landlord's transferee. Landlord shall not


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               draw down funds under such letter of credit unless and until: (i)
               Tenant is in default of Tenant's obligations under the Lease; and
               (ii) Tenant has failed to cure such default within the applicable grace period provided under the Lease. Further, Landlord covenants that the proceeds drawn under the $2 Million LC shall be applied only as follows: Up to the $2 Million of sums drawn under the $2 Million LC may be used by Landlord to pay or to reimburse Landlord for all or any portion of the costs incurred and to be incurred by Landlord as a result of Tenant's breach of Tenant's obligations under this Lease solely with respect to acquisition and installation of the FF&E, and not more than $1 Million, in the aggregate, of the sums drawn under $2 Million LC shall be used to pay or reimburse Landlord for costs and expenses incurred and to be incurred by Landlord as a result of any breach by Tenant of Tenant's obligations under this Lease( including, but not limited to, a breach with respect to FF&E obligations). Landlord acknowledges and agrees that funds drawn by Landlord from the $2 Million LC shall be used only for the purposes described in the preceding sentence, and the remainder, if any, shall be refunded to Tenant. If Landlord draws down sums under the $2 Million LC to pay or to reimburse Landlord with respect to Tenant's breach of Tenant's obligations with respect to FF&E, Landlord shall not be obligated to use the proceeds of the $2 Million LC to install the exact items of FF&E as described on Exhibit "7" of this Lease, but rather, may use the proceeds to acquire and install reasonably equivalent furniture, fixtures and equipment in order to fixturize the Premises in a manner so as to be used by a theater operator for the purposes intended under this Lease.

               (b) Landlord hereby advises Tenant that Landlord intends to assign its right, title and interest in the $2 Million LC to Landlord's Mortgagee(s), and requests Tenant to cause such letter of credit to be issued for the benefit of Landlord's Mortgagee. Concurrently with such assignment of the $2 Million LC to Landlord's Mortgagee, Landlord shall deliver to Tenant such mortgagee's agreement, in writing, that (i) such mortgagee shall not draw funds under such letter of credit except as and when Landlord would be entitled to make such draw under Section 2.3(a) above; (ii) such draw is subject to the conditions described in section 2.3(a) above; and (iii) mortgagee shall use Annex A to the $2 Million LC in order to transfer mortgagee's interest in the $2 Million LC and shall deliver a copy of such mortgagee's written agreement with Tenant and Landlord with respect to such letter of credit and advise any


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               transferee of the conditions imposed under Section 2.3(a) above with respect to such draw. Landlord hereby instructs Tenant to cause the $2 Million LC to be issued for the benefit of "GMAC Commercial Mortgage Corporation,650 Dresher Road, Post Office Box 1015, Horsham, PA 19044-8015, Attention: Michael C. Sperger, Treasurer". Upon Landlord's Mortgagee's release of its interest in the $2 million LC, Tenant shall, at Landlord's request, cause the $2 million LC to be reissued in Landlord's name, as beneficiary, provided Landlord concurrently surrenders the original $2 million LC to Tenant.

               (c) Provided that Tenant is not then in default under the Lease, the $2 Million LC shall be surrendered to Tenant upon Landlord's receipt of reasonably satisfactory evidence from Tenant (including invoices and lien waivers) verifying that all FF&E required under the Lease to be purchased with funds contributed by Tenant (i.e., FF&E not purchased with Tenant Improvement Allowance funds) has been installed in the Premises, and at least $1 Million of the cost of such FF&E installed at the Premises has been paid for by Tenant, in cash, and that the proceeds of the FF&E Loan, if any, were used solely to purchase and install FF&E."

               3.3. Section 3.3 of the Lease is hereby deleted in its entirety and the following provision is substituted in its place:

               "Landlord hereby approves Tenant's Final Plans described on Exhibit "2" attached hereto. Tenant has provided Landlord with reasonable evidence that portion of Tenant's Final Plans identified as "Submitted Plans" on Exhibit "2" have been submitted to all applicable governmental agencies and there are no conditions to the issuance of building permit(s) with respect to such Submitted Plans other than Tenant's payment of governmental fees required as a condition to the issuance of such permit(s). Tenant shall pay for and obtain all required permits for Tenant's Work with respect to the Submitted Plans on or before fourteen (14) days after the Delivery Date. Tenant shall submit to all applicable governmental agencies for approval that portion of Tenant's Final Plans identified as the "Remaining Plans" on Exhibit "2" on or before January 15, 1999. Tenant shall make such revisions to the Remaining Plans as may be required by governmental agencies and approved by Landlord in order to obtain all required permits to construct and complete Tenant's Work and occupy the Building. Tenant shall use commercially reasonable efforts and due diligence to obtain all


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               required building permits for the Remaining Plans on or before thirty (30) days after the Delivery Date. The issuance of governmental permits for Tenant's Work shall not be a condition precedent to Tenant's obligations under this Lease. Tenant shall construct Tenant's Work in accordance with Tenant's Work Schedule attached hereto as Exhibit "3".

               3.4. Article Six of the Lease is amended to delete the words "[TO BE INSERTED]" and substitute the following in their place:

               "The Parking Agreement is attached to the Lease as Exhibit "I". Landlord shall have the right to modify the Parking Agreement from time to time without the consent of Tenant so long as such modification does not decrease the number of parking spaces available for use by Tenant, its customers and employees (on a non-exclusive basis) during peak and non-peak hours from the minimum number of parking spaces provided in Exhibit "I," impose additional parking charges, costs or expenses which are payable by Tenant, its customer or employees, substitute parking in areas outside of the 1600' radius required by the Parking Agreement (except as and when required under the Parking Agreement), or materially interfere with ingress and egress to and from the Parking Areas.

               3.5. Section 13.1 is amended by deleting the words "First LC and Second LC" on the first line of Page 33 and substituting "$2 Million LC" in their place.

               3.6. Section 13.2 of the Lease is amended to add the following provision at the end of the second sentence:

               "provided that the FF&E Lender shall have entered into an agreement with Landlord providing Landlord with notice of Tenant's default and opportunity to cure, access to the proceeds of such loan notwithstanding Tenant's default, and otherwise is on terms reasonably acceptable to Landlord and Landlord's Mortgagee, and Landlord also agrees to execute, if required by the FF&E Lender, a landlord's consent, in a form reasonably acceptable to Landlord and such lender, which would allow the FF&E Lender, inter alia, to have access to the Premises to realize upon the collateral for the FF&E Loan (excluding such items as Tenant may be required to leave in the Premises at the end of the Lease term, including but not limited to those items which have been paid for by the proceeds of "Cost Savings" (as defined in Section 2.2.2.3 of


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               Exhibit "C," which items shall be specifically described in such landlord's consent)."

               3.7. Section 18.2 of the Lease is amended to delete the words "[TO BE INSERTED]" and substitute the following provisions in its place:

               "The areas designated by the Redevelopment Agency of the City in the Parking Agreement as the parking spaces available for "Permittee's" non-exclusive use from time to time shall be deemed the "Parking Areas" under this Lease. Tenant acknowledges that Tenant's right to use the Parking Areas shall in no event exceed Landlord's right to use such areas under the Parking Agreement and that the Parking Areas are not Common Area under this Lease."

               3.8. Section 19.2 of the Lease is amended by deleting the words "First LC and Second LC" and substituting the words "$2 Million LC" in their place.

               3.9    Section 29.16 of the Lease is modified as follows:

                      a) In Section 29.16 (a), insert the word "material" after the words "At all times and in all" in the 7th line of page 67 and add the words "shareholders, members, officers and directors" after the words "contractors" in line 10 of such section.

                      b) In Section 29.16 (b), insert the words "Materials to be" after the words "Tenant shall not cause any and all".

                      c)      Add the following provisions after Section 29.16
(d):

               "(e)   Landlord's Covenant to Remediate.

                      If (i) Hazardous Materials are discovered to be located
               at, to, in, on, under, or about the Premises during the term of this Lease in violation of applicable Hazardous Materials Laws,
               (ii) such Hazardous Materials were used, generated, treated, stored, transported, disposed, handled, released, spilled, discharged or present at the Premises prior to the Delivery Date ("Existing Hazardous Materials"), and (iii) the remediation and/or removal of such materials is required under Environmental Laws, Landlord agrees to perform such testing, investigation, and remediation and removal work, in compliance with and to the extent required under applicable Hazardous Materials Laws, at Landlord's sole cost , in a diligent manner and use commercially reasonable efforts to minimize any material interference with construction of Tenant's Work or


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               Tenant's business operations in its performance of such work
               ("Required Environmental Work"); provided, however, such covenant shall not apply to any testing, investigations, or remediation or removal work caused by, or necessitated due to the negligence or willful misconduct of, Tenant or any Tenant Party (but only after Tenant or a Tenant Party has knowledge of the presence of such Hazardous Materials).

               (f) Landlord's Representation and Warranty.

                       Landlord represents and warrants to Tenant that Landlord
               has no knowledge of the existence of any Hazardous Materials in violation of Hazardous Materials Laws at, to, in, on, under, or about the Premises as of December 14, 1998.

               (g) Landlord's Indemnification.

                       (i) Landlord shall indemnify, defend, protect and hold
               Tenant and the Tenant Parties, and each of them, free and harmless from and against any claims, actions, causes of action, proceedings, suits, defenses, judgments, demands, orders, damages, punitive damages, penalties, fines, costs, obligations, liabilities, interest, and losses, together with all other costs and expenses of any kind or nature (excluding consequential damages or lost profits) (an "Environmental Claim") arising out of or resulting from (A) Landlord's failure to commence and diligently pursue to completion all Required Environmental Work after receipt of notice from Tenant and a reasonable opportunity to investigate whether or not such Hazardous Materials are Existing Hazardous Materials and require testing, investigations, remediation and/or removal under applicable Environmental Laws, or (B) the use, generation, treatment, storage, transportation, disposal, handling , release, spill, presence or discharge of Hazardous Materials by Landlord or Landlord's employees, agents, contractors or representatives at, in, under or about the Premises prior to or during the term of this Lease; provided, however, that such indemnity shall not include Environmental Claims arising out of or resulting from Tenant's or any Tenant Party's negligence or willful misconduct, including without limitation, the negligence or willful misconduct of Tenant or any Tenant Party with respect to a release, use, generation, treatment, storage, transportation, disposal, handling , spill, or discharge of such Existing Hazardous Materials in violation of


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               Environmental Laws (but only after Tenant or a Tenant Party has knowledge of the presence of such Hazardous Materials).

                      (ii) Further, Landlord shall indemnify, defend, protect
               and hold Tenant and the Tenant Parties, and each of them, free and harmless from and against any claims, actions, causes of action, proceedings, suits, defenses, judgments, demands, orders, damages, punitive damages, penalties, fines, costs, obligations, liabilities, interest, and losses, together with all other costs and expenses of any kind or nature (excluding consequential damages or lost profits)arising out of or resulting from claims made by third parties against Tenant or any Tenant Party, including, without limitation, claims made by employees of any Tenant or any Tenant Party (a "Third Party Claim") as a result of the the use, generation, treatment, storage, transportation, disposal, handling , release, spill, presence or discharge of Existing Hazardous Materials, provided, however, that such indemnity shall not include any Third Party Claim(s) arising out of or resulting from the negligence or willful misconduct of Tenant or any Tenant Party, including without limitation, the negligence or willful misconduct of Tenant or any Tenant Party with respect to a release, use, generation, treatment, storage, transportation, disposal, handling , spill, or discharge of such Existing Hazardous Materials in violation of Environmental Laws(but only after Tenant or a Tenant Party has knowledge of the presence of such Hazardous Materials).

               (h) Landlord's Release.

                      Landlord hereby releases and forever discharges Tenant and the Tenant Parties, and each of them, from and against any and all Environmental Claims and Third Party Claims relating to any Existing Hazardous Materials, provided, however, that such release shall not include any Environmental Claims or Third Party Claims arising out of or resulting from the negligence or willful misconduct of Tenant or any Tenant Party, including without limitation, the negligence or willful misconduct of Tenant or any Tenant Party with respect to a release, use, generation, treatment, storage, transportation, disposal, handling , spill, or discharge of such Existing Hazardous Materials in violation of Environmental Laws(but only after Tenant or a Tenant Party has knowledge of the presence of such Hazardous Materials).


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               (i)  Force Majeure

                      Notwithstanding anything to the contrary in this Lease,
        (A) each of the following shall be considered a Force Majeure event: the discovery, investigation, characterization, or negotiation with governmental agencies with respect to Existing Hazardous Materials, and Required Environmental Work to remediate any Existing Hazardous Materials if, and only to the extent that, such events cause delay, prevention or stoppage of Tenant's Work that cannot be avoided by Tenant without incurring material additional cost or expense, and (B) the Rent Commencement Date shall be postponed by one (1) day for each day of such prevention, delay or stoppage of Tenant's Work. Tenant shall promptly give notice to Landlord upon the commencement of any such Force Majeure delay."


               3.10. The Construction Provisions Agreement attached as Exhibit "C" to the Lease ("Exhibit "C") is amended in the following respects:

                      a. Section 1.2.1 of Exhibit "C" is amended to add the word "site" after the words "required on-site" in line one.

                      b.     The following provision is added at the end of
Section 1.2 of Exhibit "C":

               "Landlord shall Substantially Complete Landlord's Work described in Sections 1.2.1 and 1.2.2 of this Exhibit "C" on or before the Delivery Date and shall Substantially Complete the remaining Landlord's Work on or before the date specified in Exhibit "3" of the Lease ("Landlord's Work Schedule"). Landlord shall construct Landlord's Work substantially in accordance with the plans and specifications for Landlord's Work described on Exhibit "5" of the Lease ("Landlord's Work Plans"), subject to such modifications as Landlord may require, provided that no such modification shall materially affect or delay Tenant's Work or increase the cost of Landlord's Work (unless Landlord provides Tenant with reasonable evidence of the source of funding of such cost increases and that such cost increases shall not result in a decrease of funds available to pay the remaining balance of the Tenant Improvement Allowance under that certain Fiscal Agent Agreement ("Fiscal Agent Agreement") dated December 10, 1998, by and among Landlord, Agency, and Landlord's Mortgagee ("GMACCM") and First American Title Company ("Fiscal Agent"). A copy of the Fiscal Agent Agreement is attached to the Lease as Exhibit "6". If Landlord fails to Substantially Complete Landlord's Work on or


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               before the later of the date set forth in Landlord's Work
               Schedule or the date of Tenant's completion of Tenant's Work, Tenant shall have the right, after written notice to Landlord and Landlord's failure to commence cure within ten (10) days after receipt of such notice, and thereafter diligently pursue cure to completion, and provided Landlord has not given Tenant written notice that Landlord disputes Tenant's claim that such work is not Substantially Complete, to complete Landlord's Work and, upon presentation of invoices and unconditional lien waivers for such work and Landlord's failure to reimburse Tenant within 10 days thereafter, to deduct the reasonable costs incurred by Tenant in performing such Landlord's Work from the rent next coming due under the Lease."

                      c.     The following provision is added to the end of
Section 1.3 of Exhibit "C":

               "Landlord shall submit any request for a Change received from Tenant to the Agency and GMACCM (if required under their respective loan documents) as soon as reasonably feasible, but in no event later than three (3) business days of receipt of Tenant's plans for the proposed Change. Notwithstanding any provision of this Lease to the contrary, Landlord agrees to respond to any request by Tenant for a Change on or before the earlier of twenty-four (24) hours after Landlord's receipt of Landlord's Mortgagee's approval or disapproval of such requested Change or four (4) business days after Tenant's submission of a request for a Change to Landlord. Landlord's failure to respond to Tenant within such time period shall be deemed a disapproval of the Change. Landlord may condition its approval of any requested Change, among other conditions, upon Tenant's deposit of funds with Landlord in an amount equal to the amount of the increase in the total cost to complete Tenant's Work resulting from such Change. Landlord shall use commercially reasonable efforts to provide Tenant with a response to a request for any Change which would cost less than $10,000 and which does not materially affect the Building structure, exterior walls, or mechanical systems or roof, within one (1) business day of Tenant's request."

                      d. Section 2.1 of Exhibit "C" is amended to delete the second to the last sentence and insert the following provision in its place:


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               "While the design, acquisition and installation of FF&E is included in the definition of Tenant's Work, the Tenant Improvement Allowance shall not be applied to reimburse Tenant for the cost of FF&E, and Tenant shall bear all costs and expenses related to FF&E except as provided in Section 2.2.2.3 of this Exhibit "C" with respect to Cost Savings. Tenant shall install at the Premises all FF&E described on Exhibit "7" to the Lease, subject to such changes and substitutions as Landlord may approve, which approval shall not be unreasonably withheld."

                      e. Section 2.1 of Exhibit "C" is further revised to add the following sentence at the end of Section 2.1:

               "Tenant represents that the FF&E described on Exhibit "7", together with such furniture, fixtures and equipment shown as to be installed by Tenant's contractor on the plans described in Exhibit "2", constitute all furniture, fixtures, and equipment necessary for Tenant to fully fixturize the Building for operation as a multiplex theater required under this Lease and that such FF&E is consistent with the type, quantity and standards for fixturization in other first class theaters in California owned or operated by Tenant. Landlord acknowledges that if Tenant constructs Tenant's Work in a good and workmanlike manner and substantially and materially in accordance with the Tenant Final Plans described in Exhibit "2", subject to any approved Changes, and installs the FF&E described in Exhibit "7" together with such furniture, fixtures and equipment shown as to be installed by Tenant's Contractor on the plans described in Exhibit "2", in the Premises in a good and workmanlike manner, subject to any approved substitutions, deletions or additions to such FF&E, Tenant shall have satisfied the requirement that the Building be a "first class, state of the art" motion picture building, including interior finish and FF&E, and that such Building shall be deemed to conform to the architectural plan and standards for the Development Site." Notwithstanding the foregoing, nothing contained in this Section shall reduce or limit the conditions which must be satisfied by Tenant in order to receive disbursements of the Tenant Improvement Allowance.

                      f. Sections 2.2.1.1 through 2.2.1.6, inclusive, of Exhibit "C" are deleted and the following provision inserted in their place:

               "Only those costs and expenses identified on the Schedule of Values for Tenant's Work attached to the Lease as Exhibit "8"."


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                      g.     Section 2.2.2.1 of Exhibit "C" is amended to add
the following at the end of subsection (iv):

               ", including but not limited to, the information and certifications with respect to Tenant's Work which may be required to be delivered by Landlord, as "Borrower" to Fiscal Agent and Landlord's Mortgagees under the Fiscal Agent Agreement as a condition to Agency and/or GMACCM funding Payment Requests under such agreement."

                      h. Section 2.2.2.1 of Exhibit "C" is further amended to delete the second and third sentence of such section and substitute the following provision in their place:

               "As soon as reasonably feasible, but in no event later than five
               (5) business days after submission of a Payment Request, Tenant and Tenant's Architect and Contractor shall meet with Landlord (and/or its Project Manager) and Leviene-Rich, Inc., or another representative of Landlord's Mortgagees (the "Disbursement Control Agent"), to review each Payment Request. As soon as reasonably feasible, but in no event later than twenty (20) days of the Disbursement Control Agent's certification of the amount approved under such Payment Request, and provided that Tenant has submitted (A) all items required under such Sections (i) through
               (iv), inclusive, above, (B) unconditional lien waivers for all work included in prior Payment Requests (to the extent not previously delivered), and (C) any amounts required under Section
               2.2.2.6 below, Landlord shall make a payment to Tenant in the amount certified by the Disbursement Control Agent, less a ten percent (10%) retention (the aggregate amount of such retentions herein referred to as the "Final Retention"), provided that Landlord does not dispute any Payment Request based upon non-compliance with Tenant's Final Plans (as amended by approved Changes) or due to substandard work, or other reasons permitted under this Lease. Landlord's payment to Tenant shall not be deemed an approval or acceptance by Landlord of any work furnished or materials supplied as set forth in such Payment Request."

                      i. Section 2.2.2.2 of Exhibit "C" is deleted in its entirety and, in lieu of a Draw Multiplier, if Landlord determines at any time prior to disbursement of the Final Retention that the cost to complete construction of Tenant Improvement Cost Items ("Tenant's Work Costs") exceeds the then remaining balance of the Tenant Improvement Allowance, the provisions of Section 2.2.2.6 of Exhibit "C" shall apply.


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                      j.     Section 2.2.2.3 of Exhibit "C" is amended to add
the following at the end of subsection (ii):

               "provided, however, that such determination shall be made in conjunction with Project Manager's review and approval of the Payment Request for the Final Retention."

                      k. Section 2.2.2.3 of Exhibit "C" is further amended to add the following at the end of subsection (ix):

               "and such other items as may be requested by Landlord's Mortgagees with respect to the Lease and Tenant's Work. Tenant also shall deliver to Landlord all certifications required with respect to the Construction Contract and Tenant's Work which constitute conditions to funding Payment Requests, including but not limited to delivery of a certified copy of all plans and specifications for FF&E, Tenant's certification that Tenant has obtained all required governmental permits to install and use all FF&E, and such other certifications as Landlord's Mortgagees may reasonably request."

                      l. Section 2.2 of Exhibit "C" is further amended by adding the following as a new Section 2.2.2.6:

                      "2.2.2.6 Additional Terms. Notwithstanding the foregoing,
               if at any time Landlord reasonably determines that the unpaid balance of Tenant Work Costs exceeds or will exceed the remaining balance of the Tenant Improvement Allowance, Tenant shall, within three (3) business days of Landlord's request, deposit with Landlord an amount equal to such deficiency, in immediately available funds, which amount shall be deposited by Landlord with the Fiscal Agent under the Fiscal Agent Agreement (or, if required by Landlord's Mortgagee, with such mortgagee) and disbursed to pay approved Payment Request(s) next coming due, in accordance with this Section 2.2 above. If Tenant shall fail to timely make such deposit, then, in addition to Landlord's other rights and remedies hereunder, Landlord shall have the right to draw on the "Contingency LC" (defined below), deposit all funds drawn with respect to such letter of credit with Fiscal Agent (or, if required by Landlord's Mortgagee, with such mortgagee), and use such funds to pay approved Payment Request(s) next coming due. Concurrently herewith, Tenant shall pay to Landlord the amount of $ 52,548 in reimbursement of certain Tenant Improvement Costs previously paid by Landlord which are in excess of the Tenant Improvement

               Allowance and are identified on Exhibit "8." Concurrently herewith, Tenant also shall deposit with Landlord a letter of credit in the amount of $ 275,000, in the form attached hereto as Exhibit "9" ("Contingency LC"), which letter of credit shall secure Tenant's obligation to pay Tenant's Work Costs exceeding the Tenant Improvement Allowance. The Contingency LC shall be issued by a national banking association approved by Landlord, with an expiration date not sooner than one (1) year from issuance, automatically renewable for successive one-year periods unless notice is given by the issuer to Landlord at least sixty
               (60) days prior to expiration (with any non-renewal entitling Landlord to draw down on the Contingency LC upon certification that no substitute letter of credit has been delivered to Landlord on or before at least thirty (30) days prior to the expiration date), made payable to Landlord or Landlord's transferee, upon delivery to the issuer of the original Contingency LC. Landlord shall not draw down funds under such letter of credit unless and until (A) Tenant is in default of Tenant's obligations under the Lease with respect to Tenant's obligation to deliver to Landlord immediately available funds to pay for Tenant Work Costs in excess of the remaining balance of the Tenant Improvement Allowance; and (B) Tenant has failed to cure such default within the applicable grace period provided under the Lease. Landlord acknowledges and agrees that any funds drawn by Landlord shall be used only to pay or to reimburse Landlord for Tenant's Work Costs in excess of the Tenant Improvement Allowance, and the remainder, if any, shall be refunded to Tenant. Landlord hereby advises Tenant that Landlord intends to assign its right, title and interest in the Contingency LC to Landlord's Mortgagee(s), and requests Tenant to cause such letter of credit to be issued for the benefit of Landlord's Mortgagee. Concurrently with such assignment of the Contingency LC to Landlord's Mortgagee, Landlord shall deliver to Tenant such mortgagee's agreement, in writing, that (i) such mortgagee shall not draw funds under such letter of credit except as and when Landlord would be entitled to make such draw under this Section above; (ii) such draw is subject to the conditions described in this Section above; and (iii) mortgagee shall use Annex A to the Contingency LC in order to transfer mortgagee's interest in the Contingency LC and shall deliver to such transferee a copy of mortgagee's written agreement with Landlord and Tenant with respect to such letter of credit and advise any such transferee of the conditions imposed under this Section above with respect to such draw. Landlord hereby instructs Tenant to cause the Contingency LC to be issued for the benefit of

               "GMAC Commercial Mortgage Corporation,650 Dresher Road, Post Office Box 1015, Horsham, PA 19044-8015, Attention: Michael C. Sperger, Treasurer". Upon Landlord's Mortgagee's release of its interest in the Contingency LC, Tenant shall, at Landlord's request, cause the Contingency LC to be reissued in Landlord's name, as beneficiary, provided Landlord concurrently surrenders the original Contingency LC to Tenant. Provided that Tenant is not then in default under the Lease, the Contingency LC shall be surrendered to Tenant concurrently with the Final Retention, subject to satisfaction of all conditions to Tenant's receipt of the Final Retention.

                      m. Section 4.2.2.3 of Exhibit "C" is amended to provide that Tenant shall, concurrently with execution of this First Amendment, execute and deliver to Landlord security assignments of Tenant's interest in all architectural, engineering and construction contracts, and plans and specifications for Tenant's Work, including but not limited to the consents of Contractor and Architect to such assignments, which assignments shall be in the form attached hereto as Exhibit "10" ("Landlord Assignments").

                      n. Section 5.1 of Exhibit "C" is amended to delete "Alan Grossberg" as Tenant's representative and substitute "Dana Carter" in his place.

                      o. With respect to Section 3.1 of Exhibit "C", Landlord hereby approves (i) Stoutenbourgh, Inc. as Tenant's Architect and (ii) that certain Architect Agreement, between Stoutenbourgh, Inc. and Tenant, referenced in the Landlord Assignments. Concurrently with each Payment Request, Tenant shall cause Tenant's Architect to provide all certifications and other information which may be required to be submitted by Landlord under the Fiscal Agent Agreement with respect to Tenant's Work.

                      p. With respect to Section 3.1 of Exhibit "C", Landlord confirms that Landlord has approved (i) the plans and specifications for Tenant's Work identified on Exhibit "2" hereto, and (ii) the time schedule for performance of Tenant's Work set forth on Exhibit "3" hereto.

                      q. With respect to Sections 3.2, 3.3 and 3.4 of Exhibit "C", Landlord confirms that it has approved Tenant's Final Plans as described on Exhibit "2".

                      r. With respect to Section 3.5 of Exhibit "C", Landlord confirms that, as of the date of the First Amendment, Landlord has not incurred any review costs under such section.

                      s. With respect to Section 4.1.1 of Exhibit "C", Landlord confirms Landlord has approved (i) Joe E. Woods Construction as Tenant's Contractor and (ii) that certain

Standard Form of Agreement between Owner and Contractor, between Tenant, as owner, and Joe E. Woods, Inc. as contractor, referenced in the Landlord Assignments ("Construction Contract"). Tenant shall cause Tenant's Contractor to provide all certifications and other information as may be required to be submitted by Landlord under the Fiscal Agent Agreement with respect to Tenant's Work. Tenant confirms that the Construction Contract requires Tenant's Contractor to abide by the requirements of Section 5.7 of Exhibit "C" and the Additional Covenants attached as Exhibit "L" to the Lease.

                      t. With respect to Section 4.2. of Exhibit "C", Landlord and Tenant hereby confirm that Landlord and Tenant have approved the respective Work Schedules attached to the First Amendment as Exhibits "3" and "5," respectively.



                      u. With respect to Section 5.2 of Exhibit "C", Tenant acknowledges that David Gaulton of Pacific Development Company shall be Landlord's Project Manager; provided, however, any Changes must be approved, in writing, by either Rex Swanson or Jason Kamm on behalf of Landlord.



                      v. With respect to Section 5.7 of Exhibit "C", add the following provision at the end of such Section:

        "Notwithstanding anything to the contrary in this Lease, if and to the extent that Tenant is not required under applicable laws to otherwise comply with the Davis-Bacon Act, as amended, and such compliance is not required under the DDA, Landlord shall not require Tenant to comply with such Act respecting wages paid in connection with the installation of all FF&E that is not funded out of the Tenant Improvement Allowance."



               3.11 The Subordination, Nondisturbance, and Attornment Agreement attached as Exhibit "H" to the Lease is deleted in its entirety and Exhibit "H" attached to this First Amendment is substituted in its place.




        3.12 The Short Form of Lease attached as Exhibit "K" to the Lease is deleted in its entirety and Exhibit "K" attached to this First Amendment is substituted in its place. Concurrently herewith, Landlord and Tenant shall execute and deliver the Short Form of Lease for recording purposes in the form of Exhibit "K" to the First Amendment.

        3.13 The Lease is hereby amended to incorporate all exhibits attached to this First Amendment, as follows:

                      (a) Legal Description of the Theater Parcel is attached hereto as "Exhibit A-1";

                      (b) Final Site Plan for the Project is attached hereto as "Exhibit A-2";

                      (c) Legal Description of the Development Parcels is attached hereto as "Exhibit A-3";

                      (d) Elevation Drawings of the Premises are attached hereto as "Exhibit B";

                      (e) Tenant's Sign Criteria is attached hereto as "Exhibit F";

                      (f) Rules and Regulations are attached hereto as "Exhibit G";

                      (g) Subordination, Nondisturbance and Attornment Agreement Forms are attached hereto as "Exhibit H";

                      (h)    Parking Agreement is attached hereto as "Exhibit
                             I";

                      (i) Permitted Title Exceptions are attached hereto as "Exhibit J";

                      (j)    Short Form of Lease is attached hereto as Exhibit
                             "K";

                      (k) Additional Covenants are attached hereto as "Exhibit L";

                      (l) Form of $2 Million LC is attached hereto as "Exhibit 1";

                      (m) Description of Tenant's Final Plans (including Submitted Plans and Remaining Plans) is attached hereto as "Exhibit 2";

                      (n) Tenant's Work Schedule and Landlord's Work Schedule are attached hereto as Exhibit "3";

                      (o)    Intentionally Deleted;

                      (p) A description of Landlord's Work Plans is attached hereto as Exhibit "5";

                      (q) The Fiscal Agent Agreement is attached hereto as Exhibit "6";

                      (r)    A description of FF&E is attached hereto as Exhibit
                             "7";

                      (s) Tenant Improvement Allowance Items, Schedule of Values, and Prepaid Costs subject to Reimbursement to Landlord is attached hereto as Exhibit "8";

                      (t)    Form of Contingency LC is attached as Exhibit "9";
                             and

                      (u) Landlord Assignments are attached hereto as "Exhibit "10".

        4.     No Further Modification.

        Except as expressly modified herein, the Lease remains unmodified and in full force and effect.

        5.     No Release of Guarantors.

        The execution and delivery of this First Amendment, and the Lease modifications hereunder, shall not be deemed to release or relieve any Guarantor of the Lease, each of whom Tenant represents and warrants shall continue to be bound by the Lease, as modified by this First Amendment, in accordance with the terms of the Guaranty.

        6.     Satisfaction/Waiver.

        Landlord and Tenant acknowledge and agree that all conditions set forth in Article 4 of the Lease have been satisfied and/or waived and that neither party has any further right to terminate the Lease based upon a failure of any of such conditions.

        7. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one document.

        8. Notices. Tenant's address for notice purposes under this Lease is

               CinemaStar Luxury Theaters, Inc.
               12230 El Camino Real, Suite 320
               San Diego, CA 92130
               Attention: Mr. Norman Dowling

        The parties have executed this First Amendment as of the date set forth opposite such parties' signature below.

                             LANDLORD
                             MDA - San Bernardino Associates, L.L.C., a Delaware limited liability company

                             By:    MDA Investors No. 1, L.L.C.,
                                    a Delaware limited liability company,
                                    its Managing Member

                                    By:     MJL Associates,
                                            a California Limited Partnership,
                                            its Managing Member

                                            By:    MJL Investments, Inc.,
                                                   a California corporation,
                                                   its General Partner
Date: _________________
                                                   By:__________________________
                                                   Name: _______________________
                                                   Title: ______________________

                             TENANT

                             CINEMASTAR LUXURY THEATERS, INC.,
                             a Delaware Corporation


Date: _________________      By:_________________________________
                             Print Name:_________________________
                             Its:________________________________

                                 EXHIBIT " A-1 "

                       LEGAL DESCRIPTION OF THEATER PARCEL

                                   EXHIBIT A-2

                                 FINAL SITE PLAN

                                 EXHIBIT " A-3 "

                    LEGAL DESCRIPTION OF DEVELOPMENT PARCELS

                                    EXHIBIT B

                         ELEVATION DRAWINGS OF PREMISES

                                   EXHIBIT "F"

                                  SIGNAGE PLAN


        Tenant shall submit to Landlord, for Landlord's reasonable review and approval, a Signage Plan for Tenant's Building within thirty (30) days after execution of this First Amendment. The provisions of Sections 3.2 and 3.3 of Exhibit "C" to the Lease shall apply with respect to the timing and procedures for review, revision and approval of such Signage Plan. Upon Landlord's approval of the Signage Plan, such Plan shall be initialed by the parties and annexed hereto as Exhibit "F."

                        EXHIBIT G- RULES AND REGULATIONS

(NONE AT THIS TIME. LANDLORD WILL SUBMIT THIS EXHIBIT PRIOR TO OPENING THE RETAIL BUSINESSES ON THE DEVELOPMENT PARCELS)

                                   EXHIBIT "L"

                              ADDITIONAL COVENANTS


        I. At the time of the opening of the Theater, Tenant anticipates creating at least 105 full and part time jobs; provided, however, Tenant shall have the right to modify its employment pattern from time to time in a manner consistent with its normal operations.

        II. Tenant acknowledges that a portion of the funds for the Tenant Improvement Allowance shall be obtained from HUD, and that Tenant shall be prohibited under 24 CFR Part 570.601 (24 CFR Part 87) from using federally appropriated funds for the purpose of influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress, in connection with the awarding of any Federal contract, the making of any Federal grant, loan or cooperative agreement, and any extension, continuation, renewal, amendment or modification of said documents with respect to the Theater Project. Tenant covenants that Tenant and all of Tenant's contractors (and subcontractors) with respect to Tenant's Work shall comply with the Federal Lobbyist Requirements at all times prior to the Theater Project Completion Date.

        III. Tenant agrees that no person shall, on the grounds of race, sex, creed, color, religion, national origin, or age be excluded from participation in, be refused the benefits of, or otherwise be subjected to discrimination in any activities, programs, or employment with respect to the Theater Project. Tenant shall comply with all applicable regulations set forth in 24 CFR 570.600-602, including without limitation, the requirement that Tenant comply with Title VI of the Civil Rights Act of 1964 (Public Law 88-352) and the regulations set forth at 24 CFR Part 1 and the Age Discrimination Act of 1975 (42 U.S.C. 6101-07) and Executive Order 11245 and the regulations issued pursuant thereto (41 CFR Part 60), if applicable; and the requirements of the Americans With Disabilities Act, as amended (42 U.S.C. 12101-12213). Tenant shall take affirmative action to ensure that the Theater Project shall provide equal employment and career advancement opportunities for minorities and women and, to the greatest extent feasible, to provide opportunities for training and employment of lower income persons residing within the area of the Theater Project. In furtherance of the foregoing Tenant shall, prior to the commencement of Landlord's Work, deliver to Landlord a list, reasonably acceptable to Landlord setting forth affirmative steps taken by Tenant, or to be taken by Tenant, to assure that minority business and women's business enterprises are offered an equal opportunity to obtain or compete for contracts and subcontracts as sources of supplies, equipment, construction and services. Such affirmative steps may include, but are not limited to, technical assistance open to all businesses but designed to enhance opportunities for these enterprises and special outreach efforts to inform them of contract opportunities. Such steps shall not include preferring any business in the award of any contract or subcontract solely or in part on the basis of race or gender. Tenant shall deliver to Landlord semiannually, prior to April 15 and October 15 of each fiscal year, a report summarizing the nature of the businesses with which Tenant has entered into contracts and subcontracts in connection with the Theater Project during the preceding six (6) month period ending March 31 or September 30, as applicable. The obligation of Tenant to deliver the reports specified in this Section shall expire upon delivery of the report summarizing the last contracts and subcontracts entered into by Tenant in connection with the Theater Project prior to the Theater Project Completion Date.

        IV. Tenant shall, during regular business hours, allow authorized personnel of Landlord and Landlord's Mortgagees to inspect and monitor its facilities and program operations as they relate to the Theater Project, including the interview of Tenant's Staff and program participants, in order to verify compliance with the covenants in this Exhibit "L".

                                   EXHIBIT "K"

RECORDING REQUESTED BY AND
WHEN RECORDED, MAIL TO:

GREENBERG GLUSKER FIELDS
 CLAMAN & MACHTINGER LLP
1900 Avenue of the Stars
Suite 2100
Los Angeles, CA 90067-4590
Attn:  Debby R. Zurzolo, Esq.

--------------------------------------------------------------------------------


                               SHORT FORM OF LEASE


1.      Parties.

        This Short Form of Lease ("Short Form"), dated for identification purposes only December 10, 1998, is entered into by and between MDA-SAN BERNARDINO ASSOCIATES, L.L.C., a Delaware limited liability company ("Landlord"), and CINEMASTAR LUXURY THEATERS, INC., a California corporation ("Tenant").

2.      Recitals.

        a. Landlord is the fee owner of that certain real property more particularly described on Exhibit "A" attached hereto ("Theater Parcel").

        b. The Theater Parcel is part of a larger project which may be developed by Landlord on adjacent real property (collectively with the Theater Parcel, the "Development Site"), described on Exhibit "B" attached hereto.

        c. Pursuant to the Lease, Tenant shall design and construct an approximately 80,000- foot building on the Theater Parcel for use as a first-class, state of the art, movie theater.

        d. In order to accommodate Tenant's parking requirements, Landlord has or will enter into certain parking agreements more particularly described in the Lease.

        e. In consideration of the Recitals contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

3.      Grant of Leases.

        Landlord leases to Tenant, and Tenant leases from Landlord the Theater Parcel, together with all improvements constructed thereon, subject to the provisions of that certain unrecorded Lease dated December 20, 1996, as amended by a First Amendment to Lease, dated December 10, 1998 between Landlord and Tenant (collectively, "Lease").

4.      Term of Lease.

        The initial term of the Lease commences on the "Rent Commencement Date" as defined in Section 1.1(b) of the Lease, and, unless sooner terminated pursuant to the terms thereof, shall expire twenty-five (25) years from the date thereof, unless extended as provided therein.

5.      Option to Renew.

        Section 3.7 of the Lease provides that Tenant shall have the option to extend the initial term of the Lease for two (2) additional periods of five (5) years each, subject to the terms and conditions set forth therein.

6.      Tenant's Exclusive Use.

        Section 7.3 of the Lease provides as follows:

        "So long as Tenant continuously operates the Premises for the use specified in Section 1.1(l), Landlord shall not lease space within the Development to anyone for the purpose of operating within the Development a movie theater, or conducting a business requiring the use of auditoriums exceeding 10,000 square feet for meetings and conventions at the Development, without Tenant's prior written approval. This restriction shall not apply to the operation of restaurant or banquet facilities."

7.      Purpose of Short Form of Lease.

        This Short Form is prepared for the purpose of recordation only, and in no way modifies the terms and provisions of the Lease. In the event of any inconsistency between the terms and provisions of this Short Form and the terms and provisions of the Lease, the terms and provisions of the Lease shall prevail.

8.      Successors and Assigns.

        This Short Form shall be binding upon and inured to the benefits of the parties hereto and their respective permitted successors and assigns.

9.      Exhibits.

        All exhibits attached hereto are incorporated herein by this reference.

        The parties have executed this Memorandum as of the date first set forth opposite their signatures below.


Executed this ____ day            "LANDLORD"
of _________________, 1998,
at _______________________.       MDA-San Bernardino Associates,
                                    L.L.C., a Delaware limited
                                    liability company

                                    By: MDA Investors No. 1, L.L.C., a Delaware
                                        limited liability company, its Managing
                                        Member

                                        By: MJL Associates, a California Limited
                                            Partnership,
                                            its Managing Member

                                            By: MJL Investments, Inc., a
                                                California corporation, its
                                                General Partner


                                                By:____________________________
                                                Its:___________________________
                                                Print Name_____________________



Executed this ____ day                     "TENANT"
of _________________, 1998,
at _______________________.                CINEMASTAR LUXURY THEATERS, INC.,
                                           a Delaware Corporation


                                           By:___________________________
                                           Its___________________________
                                           Print Name____________________

STATE OF CALIFORNIA    )
                       )SS.
COUNTY OF ____________ )

          On _____________________, 1998, before me, ______________________, a
Notary Public, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                   Signature ___________________________
                                                        (Seal)


STATE OF CALIFORNIA    )
                       )SS.
COUNTY OF ____________ )

          On _____________________, 1998, before me, ______________________, a
Notary Public, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                     Signature ___________________________
                                                          (Seal)

                                   EXHIBIT "A"

                       LEGAL DESCRIPTION OF THEATER PARCEL

                                   EXHIBIT "B"

                      LEGAL DESCRIPTION OF DEVELOPMENT SITE

                                   EXHIBIT "1"

                                   UNION BANK
                             C/O SOUTHERN CALIFORNIA
                         INTERNATIONAL OPERATIONS CENTER
                           1980 Saturn Street, VO1-519
                          Monterey Park, CA 91755-7417
                   Attention: Standby Letter of Credit Section



Date: December __, 1998            IRREVOCABLE LETTER OF CREDIT NO.___________


BENEFICIARY:
                                        APPLICANT:


                                  Cinema Star Luxury Theaters, Inc.
                                  12230 El Camino Real, Suite 320
                                  San Diego, CA 92130

Currency:             USD
Amount:               2,000,000.00 (Two Million and no/100 U.S. Dollars)
Available by:         Payment at this office

Ladies and Gentlemen:

For the account of_____________________("Beneficiary"), we hereby open in your favor our Irrevocable Letter of Credit No.________________ ("Credit") for an amount not to exceed a total of U.S. $2,000,000, effective immediately and expiring on December ___, 1999, or any automatically extended date or any alterative date as herein set forth at the close of business of this office in Monterey Park, California.

Funds under this Credit are available to you for all or any part of this Credit upon presentation of the following documentation:

Your sight draft drawn on us marked "Drawn under Union Bank of California, N.A. Irrevocable Standby Letter of Credit No. _____________, dated ________________."

This Credit shall be deemed automatically extended without an amendment for a one year period beginning on the present expiration date hereof December ___, 1999, and upon each anniversary of such date, unless at least sixty (60) days prior to any such expiration date we have sent you written notice by courier service or overnight mail that we elect not to permit this Credit to be so extended beyond its then current expiration date. This Credit shall finally expire on December___, 2000, if it has not previously expired in accordance with the preceding paragraph.

The date this Credit expires in accordance with the preceding paragraph is the "Final Expiry Date". Upon the occurrence of the Final Expiry Date this Credit shall fully and finally expire and no presentations made under this Credit after such date will be honored.

Upon receipt by you of our notice that we elect not to renew, or at any time thirty (30) days or less prior to the Final Expiry Date, you may draw against the Credit upon presentation of the following documentation:

        Your sight draft drawn on us marked: "Drawn under Union Bank of California, N.A., Irrevocable Standby Letter of Credit No. _____________, dated __________________."

We will promptly honor all drafts drawn in compliance with the terms of this Credit if received on or before the Final Expiry Date at the address above. Documents are to be sent in one lot by courier service, overnight mail or hand delivery.

Drafts presented at our office at the address set forth above no later than 10:00 a.m. shall be honored on the date of presentation, by payment in accordance with your payment instructions that accompany each such draft. If requested by you, payment under this Credit may be made by wire transfer of immediately available funds to your account as specified in your payment instructions, or by deposit of same funds in your designated account that you maintain with us.

The Credit is transferable. Transfer of this Letter of Credit shall be effected by the presentation to us of a certificate signed by Beneficiary in substantially the form of Annex A attached hereto, with a copy delivered to the Applicant. Upon presentation to us of such a certificate, the transferee named in such certificate will thereupon become the Beneficiary hereof and will be entitled to draw hereunder as though said transferee were the Beneficiary originally named in this Letter of Credit.

This Credit shall be governed by and subject to the Uniform Customs and Practice for Documentary Credits 91993 revision), International Chamber of Commerce Publication No. 500 ("UCP"), and to the extent not inconsistent with UCP, the laws of the State of California.

This Credit sets forth in full the terms of our undertaking, and such terms shall not be modified, amended or amplified by any document, instrument or agreement referred to in this Credit, in which this Credit is referred to or to which this Credit relates.

SPECIAL INSTRUCTIONS:

The original of this Credit must be presented together with the above documents in order to endorse the amount of each drawing on the reverse side.

All banking charges imposed by us under this Credit are for the account of the Applicant.


Sincerely,

Union Bank of California, N.A.


By______________________________
Print Name:______________________
Its:_____________________________

                                     ANNEX A
                             INSTRUCTION TO TRANSFER

UNION BANK
c/o SOUTHERN CALIFORNIA
INTERNATIONAL OPERATIONS CENTER
1980 Saturn Street, VO1-519
Monterey Park, CA 91755-7417
Attention:  Standby Letter of Credit Section
                                                        -------------------, ---

Re:  Irrevocable Letter of Credit No. ____________ dated December____, 1998.

Gentlemen:

               For value received, the undersigned beneficiary hereby irrevocably transfers to:

                         ------------------------------
                         ------------------------------
                         ------------------------------

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit). Transferee, by acceptance of the Letter of Credit, acknowledges that it is aware of the conditions on draws under the letter of credit as set forth in Section 3.1 of that certain Lease, Dated December 20, 1996, as amended December 10, 1998, between Applicant, as tenant, and MDA-San Bernardino Associates, LLC, as landlord, and that certain Letters of Credit Agreement, dated December __, 1998, among Applicant, MDA-San Bernardino Associates, LLC and the undersigned beneficiary, and agrees not to draw on the Letter of Credit unless and until all conditions for draw under such Lease and such Agreement have been satisfied.

               By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and transferee shall hereafter have the sole rights as beneficiary thereof as though such transferee were the beneficiary originally named in the Letter of Credit.

               Please acknowledge receipt of this Instruction to Transfer by signing in the space provided below and returning such signed copy to the transferee named above.

                                        Very truly yours,

                                        [Name of Beneficiary]

                                        By:______________________
                                        Title:____________________

Receipt of Instruction to               Transferee hereby accepts the Letter of
Transfer acknowledged as of             Credit as of:_____________________,____
___________________, 19____:            _____________________________________


[Name of Letter of Credit Issuer]       [Name of Transferee]

By:________________________             By:________________________
Title:_____________________             Title:______________________

                                  EXHIBIT " 9"


                                   UNION BANK
                             C/O SOUTHERN CALIFORNIA
                         INTERNATIONAL OPERATIONS CENTER
                           1980 Saturn Street, VO1-519
                          Monterey Park, CA 91755-7417
                   Attention: Standby Letter of Credit Section


Date: December __, 1998              IRREVOCABLE LETTER OF CREDIT NO.___________


BENEFICIARY:                       APPLICANT:

                                   Cinema Star Luxury Theaters, Inc.
                                   12230 El Camino Real, Suite 320
                                   San Diego, CA 92130

Currency:      USD
Amount:        $275,000 (Two Hundred Seventy-Five Thousand and no/100 U.S.
               Dollars)
Available by:  Payment at this office

Ladies and Gentlemen:

For the account of_____________________("Beneficiary"), we hereby open in your favor our Irrevocable Letter of Credit No.________________ ("Credit") for an amount not to exceed a total of U.S. $275,000, effective immediately and expiring on December ___, 1999, or any automatically extended date or any alterative date as herein set forth at the close of business of this office in Monterey Park, California.

Funds under this Credit are available to you for all or any part of this Credit upon presentation of the following documentation:

        Your sight draft drawn on us marked "Drawn under Union Bank of California, N.A. Irrevocable Standby Letter of Credit No. _____________, dated ________________."

This Credit shall be deemed automatically extended without an amendment for a one year period beginning on the present expiration date hereof December ___, 1999, and upon each anniversary of such date, unless at least sixty (60) days prior to any such expiration date we have sent you written notice by courier service or overnight mail that we elect not to permit this Credit to be so extended beyond its then current expiration date. This Credit shall finally expire on December___, 2000, if it has not previously expired in accordance with the preceding paragraph.

The date this Credit expires in accordance with the preceding paragraph is the "Final Expiry Date". Upon the occurrence of the Final Expiry Date this Credit shall fully and finally expire and no presentations made under this Credit after such date will be honored.

Upon receipt by you of our notice that we elect not to renew, or at any time thirty (30) days or less prior to the Final Expiry Date, you may draw against the Credit upon presentation of the following documentation:

        Your sight draft drawn on us marked: "Drawn under Union Bank of California, N.A., Irrevocable Standby Letter of Credit No. _____________, dated __________________."

We will promptly honor all drafts drawn in compliance with the terms of this Credit if received on or before the Final Expiry Date at the address above. Documents are to be sent in one lot by courier service, overnight mail or hand delivery.

Drafts presented at our office at the address set forth above no later than 10:00 a.m. shall be honored on the date of presentation, by payment in accordance with your payment instructions that accompany each such draft. If requested by you, payment under this Credit may be made by wire transfer of immediately available funds to your account as specified in your payment instructions, or by deposit of same funds in your designated account that you maintain with us.

The Credit is transferable. Transfer of this Letter of Credit shall be effected by the presentation to us of a certificate signed by Beneficiary in substantially the form of Annex A attached hereto, with a copy delivered to the Applicant. Upon presentation to us of such a certificate, the transferee named in such certificate will thereupon become the Beneficiary hereof and will be entitled to draw hereunder as though said transferee were the Beneficiary originally named in this Letter of Credit.

This Credit shall be governed by and subject to the Uniform Customs and Practice for Documentary Credits 91993 revision), International Chamber of Commerce Publication No. 500 ("UCP"), and to the extent not inconsistent with UCP, the laws of the State of California.

This Credit sets forth in full the terms of our undertaking, and such terms shall not be modified, amended or amplified by any document, instrument or agreement referred to in this Credit, in which this Credit is referred to or to which this Credit relates.

SPECIAL INSTRUCTIONS:

The original of this Credit must be presented together with the above documents in order to endorse the amount of each drawing on the reverse side.

All banking charges imposed by us under this Credit are for the account of the Applicant.


Sincerely,

Union Bank of California, N.A.


By______________________________
Print Name:______________________
Its:_____________________________

                                     ANNEX A
                             INSTRUCTION TO TRANSFER

UNION BANK
c/o SOUTHERN CALIFORNIA
INTERNATIONAL OPERATIONS CENTER
1980 Saturn Street, VO1-519
Monterey Park, CA 91755-7417
Attention:  Standby Letter of Credit Section
                                                        -------------------, ---

Re:  Irrevocable Letter of Credit No. ____________ dated December _____, 1998.

Gentlemen:

               For value received, the undersigned beneficiary hereby irrevocably transfers to:

                         ------------------------------
                         ------------------------------
                         ------------------------------

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit). Transferee, by acceptance of the Letter of Credit, acknowledges that it is aware of the conditions on draws under the letter of credit as set forth in Section 2.2.2..6 of Exhibit "C" that certain Lease, Dated December 20, 1996, as amended December 10, 1998, between Applicant, as tenant, and MDA-San Bernardino Associates, LLC, as landlord, and that certain Letters of Credit Agreement, dated December __, 1998, among Applicant, MDA-San Bernardino Associates, LLC and the undersigned beneficiary, and agrees not to draw on the Letter of Credit unless and until all conditions for draw under such Lease and such Agreement have been satisfied.

        By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and transferee shall hereafter have the sole rights as beneficiary thereof as though such transferee were the beneficiary originally named in the Letter of Credit.

        Please acknowledge receipt of this Instruction to Transfer by signing in the space provided below and returning such signed copy to the transferee named above.

                                       Very truly yours,

                                       [Name of Beneficiary]

                                       By:______________________
                                       Title:____________________

Receipt of Instruction to              Transferee hereby accepts the Letter of
Transfer acknowledged as of            Credit as of:_____________________,____
___________________, 19____:           _____________________________________


[Name of Letter of Credit Issuer]      [Name of Transferee]

By:________________________            By:________________________
Title:_____________________            Title:______________________